SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2014

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 X

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On December 29, 2014, LCNB Corp., an Ohio corporation (“LCNB”), and BNB Bancorp, Inc., an Ohio corporation (“BNB”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of December 29, 2014 (“Agreement”), by and between LCNB and BNB.    The Agreement calls for BNB to merge into LCNB, and for BNB's wholly owned subsidiary, Brookville National Bank, to merge into LCNB's wholly owned subsidiary, LCNB National Bank.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

99.1

Press release issued by LCNB Corp. on December 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: December 29, 2014	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer